Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Pagaya Structured Products LLC 335 Madison Avenue, 16th Floor New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of Research-Driven Pagaya Motor Asset Trust 2026-R1 and Research-Driven Pagaya Motor Trust 2026-R1. Pagaya Structured Products LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 24, 2025, representatives of the Company provided us with an automobile loan listing with respect to 22,488 automobile loans (the “Automobile Loan Listing”). At the Company’s instruction, we randomly selected 150 automobile loans from the Automobile Loan Listing that indicated an “included?” value of “Y” (the “Selected Loans”).

Further, on March 6, 2026, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of January 31, 2026, with respect to 33,089 automobile loans, including each of the 150 Selected Loans (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below for 143 of the 150 Selected Loans that indicated a “Y” in the “Included” field of the Statistical Loan File. The remaining Selected Loans are hereinafter referred to as the “Sample Loans.”

Characteristics

1.       Loan number (for informational purposes only)

2.       Vehicle identification number (“VIN”)

3.       Vehicle model

4.       Vehicle model year

5.       Origination date

6.       Annual percentage rate (“APR”)

7.       Original contractual payment

8. Original amount financed 9. State (customer) 10. Original contractual maturity date 11. Original vantage score 12. Contractual original term (months) 13. Contractual remaining term (months)

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the “Installment Sales Contract.”

We compared Characteristic 11. to the corresponding information set forth on a query prepared and delivered to us by the Company on March 6, 2026 (the “Vantage Score Query”).

We compared Characteristic 12. to the number of months from but not including (i) the origination date and (ii) the original contractual maturity date (each as set forth on the Installment Sales Contract).

We compared Characteristic 13. to the number of months from but not including (i) January 31, 2026 and (ii) the original contractual maturity date (as set forth on the Installment Sales Contract).

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 5. and 10., differences of 15 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 6., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the annual percentage rate set forth on the Statistical Loan File when compared to the annual percentage rate set forth on the Installment Sales Contract. For these Sample Loans, we were instructed to perform an additional procedure and compare the annual percentage rate set forth on the Statistical Loan File to the corresponding information set forth on screen shots from the applicable servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristic 11., differences of 2 points or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 12. and 13., differences of 1 month or less are deemed to be “in agreement.”

The loan documents described above, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 11, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 11, 2026.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 6. for the following Sample Loans:

12901776838704133650-pagaya
18143444717598475644-pagaya

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 11, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in vehicle model.
2	One difference in original amount financed.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 11, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Installment Sales Contract

1	14713304439905165889-pagaya	Vehicle model	N/A	RAM 3500
1	17643810705149659101-pagaya	Vehicle model	DODGE	Journey
1	9773522254508775559-pagaya	Vehicle model	KIA	OPTIMA
2	1191854106219516095-pagaya	Original amount financed	$17,442.19	$18,793.11

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.